Exhibit 10.8

PROPERTY LEASE CONTRACT

BETWEEN

DONGGUAN CONRAD HI-TECH PARK LTD.

AND

NEOPHOTONICS DONGGUAN CO., LTD

DONGGUAN, CHINA

12 September, 2016

TABLE OF CONTRACT

1. GENERAL PROVISIONS	3
2. LEASE OF THE LEASED PROPERTY	5
3. RENT AND OTHER CHARGES	6
4. UTILITIES	11
5. RESPONSIBILITIES OF LESSOR	12
6. RESPONSIBILITIES OF LESSEE	15
7. REPRESENTATIONS AND WARRANTIES OF THE PARTIES	16
8. CONDITIONS OF THE LEASED PROPERTY, FACTORY BUILDINGS AND SITE	17
9. DELIVERY OF LEASED PROPERTY	17
10. BREACH OF CONTRACT AND TERMINATION	18
11. MISCELLANEOUS	20

THIS PROPERTY LEASE CONTRACT (this “Contract”) is made on 12 September 2016, in Dongguan, the People’s Republic of China (“China”) by and between:

Dongguan Conrad Hi-Tech Park Ltd., a legal person of China, registered with  Dongguan Administration of Industry and Commerce (Business License#:441900400104128) and with its legal address at South Section of Chang Nan Road, Shangsha Village, Chang'An Town, Dongguan City, Guangdong Province, China (“Lessor”), and

NeoPhotonics Dongguan Co., Ltd, a legal person of China, registered with Dongguan Administration of Industry and Commerce (Business License#: 441900400162776) and with its legal address at Section B, B9 Conrad Hi-Tech Park, South Section of Chang Nan Road, Shangsha Village, Zhen’an, Chang’An Town, Dongguan City, Guangdong Province, China(“Lessee”).

Lessor and Lessee are referred to collectively as the “Parties” and individually as a “Party”.

1.	GENERAL PROVISIONS

1.1Preliminary Statement

WHEREAS, the Parties entered into a property lease contract on 31st May, 2011 (Contract No. Execution Version 2011-05-12) and had entered into two supplement   agreements ever since; WHEREAS, the lease term as set out in the supplement agreements has expired. NOW, THEREFORE, the Parties hereby agree on their rights and obligations during the new lease term.

Lessor has acquired from the Dongguan Bureau of Land and Resources by way of assignment, the granted land use right for the Site (as defined below), and owns the Leased Property (as defined below) situated thereon.

Lessor now agrees to lease the Leased Property to Lessee to allow Lessee to use the Leased Property as office and factory according to the terms and conditions hereof.

The Parties agree to carry out the lease hereunder in accordance with the terms and conditions of this Contract.

1.2Definitions

In this Contract, the capitalized terms shall have the meanings set forth below.

(a)

“Affiliate” with respect to a Party, means a corporation, partnership, joint venture or other entity directly or indirectly controlling, controlled by or under common control with the Party. In this definition of "Affiliate," "control" means ownership of more than 50% of shares having the right to vote or the right to appoint a majority of the directors.

(b)

“Leased Property” means 1F, 2F, 3F, 4F and 5F areas of the building located at Section B of B9, Conrad Hi-Tech Park, South Section of Chang Nan Road, Shangsha Village, Zhen’an, Chang'An Town, Dongguan City, Guangdong Province, China; with total gross floor area of 7,824 square meters (the actual floor area shall be determined according to the plans filed with the governmental authorities). Floor plans of the Leased Property are attached in Exhibit 1A.

(c)	“Month” means a calendar month.

(d)	“Lease Term” means the leasing period of the Leased Property as provided under Article 2.4 of this Contract.

(e)

“Real Estate Certificates” means the Building Title Certificate and Land Use Right Certificate relating to the Leased Property and the Site, respectively, issued by the competent land and building administrative authorities under Lessor’s name attached hereto as Exhibit 5.  （If the Building Title Certificate has not been obtained, then the Lessor shall provide the Building Title Certificate to Lessee once received. ）

(f)	“Rent” has the meaning set forth in Article 3.1.

(g)

“Site” means the land parcel on which the Leased Property is situated, comprising 44,702 square meters gross area, as evidenced by the Land Use Right Certificate attached hereto in Exhibit 5. Plan of the Site is attached in Exhibit 1B.

(h)	“Additional Equipment and Facilities” means all the equipment and facilities described in Exhibit 2A.

(i)	“Utilities” means water, electricity, environmental protection, fire prevention and other related facilities installed in the Leased Property.

2.	LEASE OF THE LEASED PROPERTY

2.1Lease

In accordance with the laws and regulations of China and Dongguan Municipality, Lessor agrees to lease to Lessee the Leased Property. Lessee agrees to pay the Rent and other charges payable under this Contract in accordance with the terms hereof.

2.2Use of the Leased Property

(j)	Lessee shall use the Leased Property as production factory and office of Lessee.

(k)

Lessor agrees Lessee to display signage on the external walls and the roof of the Leased Property indicating Lessee’s name. However, the size of the signage is subject to the prior approval of Lessor.  Lessor shall not unreasonably refuse to give its approval. Lessee’s notice of signage installation shall be deemed to be approved by Lessor if Lessor fails to reply within two working days of the receipt of such notice. Lessor shall procure that Lessee shall obtain the approval of Lessee’s signage described above from the property management company and relevant government authorities.

2.3Sub-Lease

(l)

At any time during the Lease Term or renewal thereof, the Lessee shall have the right to sublease any portion of the Leased Property to any of its Affiliates provided that Lessee shall provide the relevant information of such Affiliate to Lessor by 10-day prior written notice.

(m)

Lessee shall be allowed, in case of the sale of shares or assets, restructuring or re-organization, to transfer or assign all of its rights and obligation to the respective successor or purchaser of its business or assets. If assigned or transferred pursuant to this Article 2.3(b), then the successor or purchaser must continue to comply with all the terms of this Contract.

2.4Lease Term, Renewal

(n)

Lease Term starts from 1st day of June, 2016 and ends on 31st day of May, 2021. Unless the Lessor notifies the Lessee in writing no later than six(6) months prior to the expiry of the Lease Term that this Contract will not renew when the Lease Term expires, this Contract shall renew for an additional 5 years.

If Lessee would like to continue to rent the Leased Property after the Lease Term expires, the growth range of the rent will be mutually agreed between the Parties and be equal to the prevailing open market effective rent subject to a cap of 15% of the previous Leased Property rent (exclusive of the shared expenses of Additional Equipment and Facilities).

(o)	Lessee has a right of preemption to rent and/or purchase the Leased Property when the Lease Term expires or the Lessor intends to sell the Leased Property.

3.	RENT AND OTHER CHARGES

3.1Rent

The amount payable by Lessee to Lessor hereunder includes rental of the Leased Property and the shared expenses of Additional Equipment and Facilities (collectively, the “Rent”), and is set out as follows:

Monthly rent per ㎡ of the Leased Property: RMB 18.00/㎡/month （inclusive of taxes）.

(p)	Monthly rent of Leased Property: RMB 18.00/㎡/month×7,824㎡ = RMB140832/month.

(q)

Monthly Additional Equipment and Facilities shared expenses：See Exhibit 6  (Monthly Rent Payment Plan of Additional Equipment and Facilities). The rent of the Additional Equipment and Facilities does not change within each item’s depreciation years as agreed by the Parties. If the Lease Term(including renewal period) are longer than the depreciation years, then Lessor warrants that the rental of Additional Equipment and Facilities will be free during the remainder of the Lease Term (including the renewal period). Also, the maintenance cost of the Additional Equipment and Facilities will be borne by Lessee, and Lessor shall help Lessee to communicate with the suppliers. (Details of calculation of shared expenses of Additional Equipment and Facilities are provided under Article 3.2)

(r)	The Rent shall be payable once every month.

The Rent shall be paid within 15 working days of each month. Lessor shall provide the relevant tax invoice to Lessee within 3 working days of the receipt of the payment from Lessee.

Lessor hereby designates that all payments by Lessee as described under Article 3 shall be made by wire transfer to the following bank account of Lessor. During the Lease Term, if Lessor intends to change the receiving bank account, Lessor shall provide Lessee with prior written notice.

Account Name: DONGGUAN CONRAD HI-TECH PARK CONSTRUCTION LTD.

Bank Name: ChangAn Fuli Branch Bank of Dongguan Bank东莞银行长安富丽支行

Account No.:500061574301018

3.2Additional Equipment and Facilities Shared Expenses

Pursuant to the Lessee’s request, Lessor has provided Lessee with the Additional Equipment and Facilities described in Exhibit 2A, which have been installed in accordance with Exhibit 2B.

Lessee will pay monthly shared expenses of Additional Equipment and Facilities to Lessor as part of the Rent payable by Lessee on monthly basis pursuant to Article 3.1; the calculation of the monthly share expenses of Additional Equipment and Facilities are provided in further details in Exhibit 3.

3.3Deposit

(s)

The Parties agree to divide the Deposit into two parts which are Building deposit and Additional Equipment and Facilities deposit. The Building deposit will be equal to 3 months’ rent of the Leased Property (RMB375,552), the Additional Equipment and Facilities deposit is 8% of the total investment of the Additional Equipment and Facilities (RMB 282,400).  Lessee has paid the Deposit to Lessor and                    Lessor has already provided the relevant deposit receipt to Lessee.

In the event that Lessee terminates this Contract pursuant to Article 9.2 hereof, Lessor shall, within 3 working days following receipt of Lessee’s termination notice, refund the full amount of the Building deposit described under Article 3.3(a) above in the amount of RMB375,552 to such bank account designated by Lessee.

(t)

In the event that Lessee does not continue to rent the Leased Property when the Lease Term expires, Lessor shall, within 3 working days following the expiry of the Lease Term, refund the full amount of the Building deposit described under Article 3.3(a) above to such bank account designated by Lessee. About the Additional Equipment and Facilities deposit, if the Lease Term is shorter than the depreciation years described under Article 3.1(c), then Lessor will take the Additional Equipment and Facilities Deposit as compensation. If the depreciation years described under Article 3.1(c)finishes before the expiry of the Lease Term, then Lessor shall refund the Additional Equipment and Facilities deposit by phases according to Exhibit 3 to such bank account designated by Lessee.

3.4Property Management Fee and Car Park Fee

(u)

During the Lease Term (including renewal period thereof), the property management fee of the Leased Property is included in the Rent of the Leased Property, and no additional fees or charges of the greenery, security, cleaning, electricity and water for the public area in the High-tech Park shall be payable by Lessee.

(v)

During the Lease Term (including renewal period thereof), Lessor will not charge any car park fee from Lessee, and Lessor will provide 15 fixed parking spaces and sufficient public parking spaces to Lessee.

3.5Dormitory

Lessee has the right to require Lessor to undertake that during the Lease Term, Lessor shall reserve certain dormitories to Lessee. Accordingly, Lessor will require Lessee to pay at least 70% of the required dormitories. The standard of dormitory is as follows: _10-12 persons per room, located at _Conrad Hi-Tech Park_, and the rental of dormitory is RMB 1,160/room/month(tax included).

The standard of dormitory is as follows: _1-4 persons per room, located at _Conrad Hi-Tech Park_, and the rental of dormitory is RMB  1,000/room/month(tax included).

In the event that Lessor can’t provide the sufficient dormitories within 30 days following receipt of Lessee’s notice, then

(w)

Lessor undertakes that Lessor will provide the relevant dormitories of same numbers and same standards to Lessee in other places. In the event that the rental of the dormitory is more than RMB 1160/room/month (tax included), then Lessor shall pay for the price difference；or

(x)

Lessor may build new dormitories in time for Lessee’s use. In the event that Lessor fails to build the dormitories in time, then during the construction period, Lessor shall provide temporary dormitory options to Lessee.

3.6Canteen

Lessor undertakes that during the Lease Term, Lessor shall provide canteen and services to Lessee, which can accommodate 1,500 employees.

3.7Other Charges

(y)

Other than the Rent specified in Article 3.1 (including shared expenses of Additional Equipment and Facilities) and the Deposit specified in Article 3.3 hereof, Lessee is not responsible for payment of any other charges to Lessor. Lessor shall be responsible to pay for the land use right grant fee, taxes and any other costs and charges in connection with the Leased Property and the related land use right . In the circumstance that any of the foregoing taxes or fees are imposed by the related government authorities or any third party on Lessee, Lessor shall be responsible to reimburse Lessee for all such expenses and taxes incurred by Lessee in an expeditious manner or Lessee will have the right to deduct such expenses and taxes from the Rent payable to Lessor.

(z)	Lessee shall bear charges caused by using of Leased Property, which includes but not limited to water, electricity, telecommunication, and environmental protection, etc.

(aa)

Each Party hereto shall bear all taxes and governmental surcharges which are imposed on such Party according to Chinese tax laws and regulations, which includes but not limited to real estate tax, business tax, enterprise income tax and stamp duty.

3.8Currency

Lessor and Lessee shall pay all the amounts due under this Contract in RMB.

4.	UTILITIES

4.1Connections and Responsibilities

Lessor shall use its best efforts to support the continuous and uninterrupted supply of Utilities that are directly connected to the Leased Property as specified in Exhibits 2 and 4 to meet the full operating requirements of Lessee. Lessee shall be responsible for all of Lessee’s usage or consumption charges for Utilities (inclusive of normal share of wear and tear). Lessor shall ensure that separate meters are installed for all Utilities (other than telephones) utilized by Lessee, and no other party's usage of Utilities shall be computed by such meters. Lessee shall not be obligated to pay for any Utilities based on any meter reading which includes consumption by any other party.

4.2Payment

Lessor shall use its best efforts to procure that the basic rates charged to Lessee for Utilities are no less favorable than the public utility rate offered by the suppliers of such Utilities to Lessor (inclusive of normal share of wear and tear).  To the extent required by applicable law, Lessee shall pay to the respective suppliers of such Utilities in a timely manner.

5.	RESPONSIBILITIES OF LESSOR

5.1Ownership

Lessor represents and warrants to Lessee that Lessor is the lawful owner of the Leased Property and has the right to enter into this Contract.

5.2Peaceful Enjoyment and Exclusive Use

Lessor shall protect Lessee's exclusive and unimpaired right to the use of the Leased Property and Site and shall not lease the Leased Property and Site to any third party during the relevant Lease Term. Provided that Lessee comply with all the reasonable and legal regulations set by Lessor, Lessor shall ensure that the activities conducted by it and its representatives, employees, agents and licensees shall neither cause or constitute a nuisance to nor otherwise disturb or interfere with Lessee's use of the Leased Property and Site.  Lessee and its representatives, employees, agents, licensees and invitees shall at all times be provided with unimpaired access to the Leased Property and Site throughout the relevant Lease Term and shall be provided with conditions and access appropriate for Lessee's ongoing operations. Should Lessor intend to mortgage, use as security or otherwise dispose of the Leased Property and/or Site during the Lease Term, Lessor shall (1) guarantee that any mortgage or encumbrance shall not affect Lessee’s rights and shall not release Lessor’s obligations hereunder; and (2) indemnify Lessee for the loss and pay for the damages caused to Lessee and Lessee's research and development facilities, laboratory, production and operations arising from such mortgage, encumbrance, guarantee or other disposal.

5.3Government Filings

(a)

If Local Government has the filings regulation, then Lessor shall complete all registrations and filings of this Contract with the relevant authorities required by applicable laws and regulations within 30 days following the date hereof and provide the copies of the registration documents in form and substance satisfactory to Lessee.

(b)	Lessor shall indemnify Lessee against any cost, loss, damage or injury incurred by Lessee, caused by Lessor’s failure to fulfill in full its obligations set forth in Article 5.3(a) hereto.

5.4Real Property and Land Use Right

(c)	Throughout the Lease Term, Lessor shall pay all taxes and fees for the Leased Property as required in accordance with the applicable law and regulations.

(d)

In the event that Lessor decides, during the term of this Contract as extended from time to time, transfer its ownership to the Leased Property to a third party, it shall provide a written notice to Lessee no later than 90 days before the effective date of such transfer to Lessee. However, Lessor shall ensure that: 1) the transferee has committed to abide by all the terms and conditions of this Contract and to assume any and all outstanding liabilities and obligations of Lessor; 2) such transferee has the full legal right and capacity to perform its obligations as if it were party to this Contract; and 3) Lessor shall be jointly liable with the transferee in the event that such transferee refuses or delays the performance of obligation hereunder or breaches the provisions of this Contact in any manner.

5.5 Maintenance

(bb)

Lessor shall be responsible for the main structure of the building and the maintenance and annual inspection of the lightning protection facilities of the building. Lessee shall be responsible for the maintenance, repair and annual inspection of the Leased Property and the Additional Equipment and Facilities (including the firefighting equipment and facilities, water and electricity lines and facilities, etc. ), and the Lessor shall provide any necessary assistance. (For example, providing the documents and files required for the purposes of the annual inspection of the elevators and fire and the firefighting equipment and facilities, etc. )

(cc)

Lessor shall indemnify and hold Lessee harmless against any cost, loss, damage or injury incurred by Lessee, in respect of its property or to any person, caused by the act, default or negligence of Lessor or its representatives, employees, agents, invitees or licensees in repairing or maintaining the Leased Property and the Site.

5.6Environmental Protection Fire Prevention and Health &Safety

The Leased Property and the Site provided by Lessor shall be in compliance with all applicable laws, regulations and standards relating to environmental protection and fire prevention and the Leased Property and Site shall be approved by the relevant authorities as meeting all such applicable laws and standards. Lessor shall, at its own expense, install permanent environmental protection, fire prevention and safety facilities in the Leased Property and Site in accordance with requirements of applicable laws, regulations, and standards and ensure their normal condition and operation during the Lease Term (the necessary or normal maintenance and repair is provided in further details under Article 5.5(a)).

5.7Insurance

(a)	Lessor shall procure and maintain in effect all insurance against all property risks on the Leased Property and Site, public liability insurance and other insurance coverage required by applicable law and Lessor shall pay insurance costs for such policies during the Lease Term. Lessor shall provide evidence of such insurance policies being procured and maintained (i) within 1 month following the date hereof, and (ii) within 15 days ahead of the date hereof.   If Lessor fails to provide evidence of such insurance policies being procured during any of the time period described above, Lessee shall be entitled to, at its own cost, procure such insurance policies and deduct from the Rent payable by Lessee pursuant to Article 3.1 hereof the insurance costs incurred by Lessee.  Lessee shall procure and maintain in effect all insurance against all property risks and other insurance coverage required by applicable law and Lessee shall pay insurance costs for and maintain in effect such policies.

(b)

Lessor and Lessee shall also be responsible for coordinating with its respective insurer and perform its respective obligations as a policy holder under the respective policy. The failure by any Party to perform its obligation under the respective insurance policy shall be deemed as a breach under this Contract and any damages thus suffered by the other Party shall be compensated by the Party in breach; however, in the event of a breach written notice of such breach must be sent to the Party in breach and the Party in breach shall have 90 days from the receipt of the notice to cure the breach.

6.	RESPONSIBILITIES OF LESSEE

Throughout the relevant Lease Term, in addition to its other obligations arising hereunder, Lessee shall perform the following:

6.1Fitting Out and Structural Changes

Lessee shall not make any structural changes to the Leased Property without the prior written consent of Lessor. Lessee shall change and fit out the Leased Property only in accordance with plans and specifications submitted to and approved by Lessor(such approval not to be unreasonably withheld or delayed); Lessor shall be deemed to have consented to any such plans and specifications received from Lessee for structural changes or fitting out of the Leased Property in writing if it has not responded to Lessee within 3 working days of Lessee’s provision of such plans and specifications to Lessor. Lessee shall undertake the quality, safety, environmental protection and other liabilities in connection with such changes described above.

6.2Fire Prevention and Safety

Lessee shall strictly comply with the fire prevention measures and safety protection rules in accordance with laws and regulations when Lessee uses the Leased Property. Lessee shall bear the relevant responsibility in law, if Lessee does not comply with the relevant regulations and measures of fire prevention, safety protection.

6.3Rental Payment

Lessee shall pay the Rent on time, if Lessee delays the payment for more than 2 months, Lessor has the right to terminate this Contract, and Lessee shall bear the relevant responsibility in law.

7.	REPRESENTATIONS AND WARRANTIES OF THE PARTIES

7.1In addition to their other representations and warranties herein, each Party represents and warrants to the other Party that:

(dd)

Each Party has the full right, power and authority, and has obtained all necessary governmental and corporate approvals, for the execution of this Contract and the performance of its obligations hereunder.

(ee)	This Contract constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(ff)

Each Party acknowledges that it is not aware of any litigation, arbitration or administrative proceeding that is currently taking place or pending or threatened against it or its assets which are the subject of this Contract or which could impact such party’s performance of any of its obligations hereunder.

8.	CONDITIONS OF THE LEASED PROPERTY AND SITE

In addition to its other representations and warranties hereunder, Lessor represents and warrants to Lessee as follows:

(gg)	No currently existing zoning laws or other applicable laws or regulations would prevent, or limit Lessee from utilizing the Leased Property and Site as contemplated by this Contract.

(hh)

In connection with the Leased Property and Site, there are no adverse environmental conditions nor have there been any releases of any contaminant into the soils, surface waters or ground waters which would adversely impact public health or the environment.

(ii)

Lessor shall ensure that the conditions of the Leased Property and the Additional Equipment and Facilities as set forth in the Exhibit 2 and Exhibit 4, respectively, shall have been met in all material aspects.

(jj)	Lessor is the sole and lawful owner of the Leased Property and the Site. The Leased Property and

Site is free and clear of all mortgages, trust, liens, loans or other encumbrances.

9.	BREACH OF CONTRACT AND TERMINATION

9.1Uncured Breach

(kk)

If the actual damages are difficult to calculate in the event of an uncured breach by any Party of its obligations under this Contract, the breaching Party is liable to pay liquidated damages to the non-breaching Party and such liquidated damages shall be calculated as follows:

ª	Daily Liquidated Damages = Daily rental*2; (including the rent of Building and the rent of Additional Equipments and Facilities)
ª

Days of Breach = Calendar days commencing from such breach until the date the breaching Party has fully remedied the breach or on the date of termination of this Contract pursuant to the terms of this Contract;

ª	Amount of Liquidated Damages = Daily Liquidated Damages × Days of Breach

(ll)

In addition, in the event of a material and an uncured breach by any Party of its obligations under this Contract, the other Party shall have the right to terminate this Contract immediately if the breach is not capable of being cured. Each of the Parties shall be relieved of their duties and obligations arising under this Contract after the date of the termination; provided that no such termination shall relieve any Party from liability for any uncured breach of this Agreement as provided under this Article 9.2.

9.2 Right to Terminate

In addition to the Lessee’s right of termination provided under Article 2.4 hereof, this Contract terminates immediately upon the occurrence of any of the following events:

(mm)

If the performance of this Contract by such Party has become in any material respect commercially impracticable by virtue of any order, action or regulation of any government or agency, either Party can terminate this Contract immediately;

(nn)

If the other Party materially breached its obligations under this Contract, and fails to correct such breach within 30 days after being notified by the non-breaching Party, the non-breaching Party can terminate this Contract immediately; or

(oo)	If either Party cannot perform this Contract due to any issues in relation to the Property Title, Lessee can terminate this Contract immediately.

9.3Preservation of Rights

The provision of this Article 9 are without prejudice to any other rights or remedies either Party may have pursuant to other provisions of this Contract and applicable laws by reason of the default of the other Party.

9.4Expiration of Lease Term

This Contract shall terminate on the expiration of the Lease Term, if not terminated earlier in accordance with Article 9, or renewed in accordance with Article 2.4.

10.	MISCELLANEOUS

10.1Assignment

Neither Party may assign any of its rights or obligations hereunder to any other person without the express written consent of the other Party unless otherwise provided in this Contract; however, Lessee is permitted to assign this Contract to an Affiliate upon notice to Lessor.

10.2Applicable Law

The formation, validity, interpretation, execution, amendment and termination of this Contract shall be governed by the laws of China.

10.3Settlement of Disputes

All disputes arising from, out of, or in connection with this Contract shall be settled through friendly consultations between the Parties. Such consultations shall begin immediately after one Party has delivered, in accordance with Article 10.8 to the other Party a written request for such consultation. If within 90 days following the date on which such notice is given the dispute cannot be settled through consultations, the dispute shall be submitted for arbitration to the China International Economic and Trade Arbitration Commission in Shenzhen in accordance with its then effective arbitration rules upon the request of either Party with notice to the other Party. The arbitral award is final and binding upon the Parties. The proceeding of arbitration shall be in Chinese. Any award hereunder shall be enforced in any court with competent jurisdiction.

During the period when a dispute is being resolved, the Parties shall in all other respects continue their performance of this Contract.

10.4Amendment and Modification of the Contract

Amendment to this Contract or its exhibits may be made only by a written agreement in Chinese and English signed by duly authorized representatives of each Party.

10.5Severability

The invalidity of any provision of this Contract shall not affect the validity of any other provision of this Contract.

10.6 Language

This Contract is executed both in Chinese and English in 6 original copies. Both language versions shall be equally authentic. Each Party hereto shall keep 3 original copies. In case of inconsistency between the Chinese and English of this Contract, Chinese language shall prevail.

10.7Waiver

Failure or delay on the part of any Party hereto to exercise any right, power or privilege under this Contract, or to require full performance by the other Party, shall not operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude exercise of any other right, power on privilege.

10.8Notices

Notices or other communications required to be given by any Party pursuant to this Contract shall be written in Chinese and may be delivered personally, by registered mail (postage prepaid) or by a recognized courier service to the address of the other Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as following:

(a)	Notices given by personal delivery shall be deemed effectively given on the date of personal delivery.

(b)	Notices given by registered mail (postage prepaid) shall be deemed effectively given on receipt.

(c)	Notices given by courier service shall be deemed effectively given on receipt.

For the purpose of notices, the addresses of the Parties are as follows:

Lessor: DONGGUAN CONRAD HI-TECH PARK CONSTRUCTION LTD.

Contact Person：Mr. Junhui FANG

Address：South Section of Chang Nan Road, Shangsha Village,Chang'An Town, Dongguan City, Guangdong Province, China

Telephone：+86 769 85417288

Fax：+86 769 85417278

Email： jh.fang@anlipark.com

Lessee: NeoPhotonics Dongguan Co., Ltd

Contact Person: Mr.  Jingtao Ding

Address: Section B, B9 Conrad Hi-Tech Park, South Section of Chang Nan Road, Shangsha Village, Zhen’an, Chang’An Town, Dongguan City, Guangdong Province, China

Telephone:  +86 76989393085

Fax: 0769-89393079

Email: jintao_ding@neophotonics.com.cn

With a copy to: NeoPhotonics (China) Co., Ltd.

Attention: Legal Department

Address: NeoPhotonics Building, No. 8 South Keji 12th Road, Nanshan District, Shenzhen 518057 China

Either Party may at any time change its address by notice in writing delivered to the other Party in accordance with the terms hereof.

10.9Exhibits

The exhibits attached hereto are hereby made an integral part of this Contract and are equally binding upon the Parties.

10.10补充协议 Supplementary Agreement

The supplement agreement entered into by the Parties on 10th day of September, 2013  (EXHIBIT 7) and the supplement agreement entered into by the Parties on 24th day of December , 2013 (EXHIBIT 8) shall continue in force.

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IN WITNESS WHEREOF, each Party has caused this Contract to be executed by its duly authorized representative on the date first set forth above with effect from 1 June 2016.

DONGGUAN CONRAD HI-TECH PARK LTD.

By：/s/ Zhi Feng Li

Name：Zhi Feng Li

Title：General Manager

NeoPhotonics Dongguan Co., Ltd

By： /s/ Chi Yue (Raymond) Chenug

Name：Chi Yue (Raymond) Chenug

Title：    Senior Vice President and Chief Operating Officer

Exhibit一A：

EXHIBIT 1A:  LEASED PROPERTY FLOOR PLAN （1F-5F AND ROOF）

一层平面图 1:150
新增梯门
82000
32500
LC40
LC18
LMC77
DT2
DT3
FM18甲
FM17乙
±0.000
-0.450
-0.800
-0.050
2680.3m²
450人
11774.1m²

82000
32500
3800
4700
3600
8300
8200
3500
2700
1800
2150
4000
2100
LC40
LC18
LC15
LC12
DT2
DT3
FM17
BLM77
9.300
4.800
A
B
C
D
E
1/1
1/5
1/2
1/11
1
2
3
4
5
6
7
8
9
10
11
12
13

二~三层平面图 1:150

82000
3800
8300
8200
32500
13.800
LC40
LC18
LT2
LT3
DT2
DT3
FM1724
BLM77

四层平面图 1:150

82000
3800
4700
3600
8300
8200
2150
4000
BYC40
LC18b
LM17
DT2
DT3
LC40
LMC51
5100
17.800
19.200
18.700
3 MJS-15
2 MJS-15
1%
2%
32500
8500
8000
4200
400

# 五层平面图 1:150

五层平面图

Exhibit一B:

EXHIBIT 1B: SITE PLAN

Exhibit 2A:

EXHIBIT 2A: ADDITIONAL EQUIPMENT AND FACILITIES

(Subject to Design Floor Plan under Exhibit 2B)

Item	Requirement	Remarks
Concrete Construction
B9 Concrete Construction and Retrofit	Change the passenger and cargo lifts’ door of 1F-3F, top floor surface with waterproof slope, elevator machine room with steel door.
Additional Factory Facilities Room	Used area of 172.5㎡(5m*34.5m), illumination intensity should be not less than 200lx	Water chiller/air compressor/vacuum pump/process cooling water, the roof placed cooling towers request bearing 750KG/m2
配电 Power
Power Supply	1*1600KVA transformer, high and low voltage, In-coming and out-coming cabinets and measure cabinets (dual-circuits)	Design work according to materials of low-voltage distribution cabinets provided by customers
High-voltage Room and Supporting Concrete Construction	High and low voltage room concrete construction, pipeline and cable channel

电梯 Lifts
Otis Passenger Lifts	Otis (Hangzhou) 800 kg	Adopt stainless steel door and door set and cabin
Otis Cargo Lifts	Otis (Hangzhou) 3000 kg	Adopt stainless steel door and door set and cabin

Lessor Reserve Place
Nitrogen Station Foundation	Area of 24㎡	Nitrogen storage tank, covering an area of about 16 square meters, with liquid nitrogen weighed about 17000KG total
Consumable Goods Warehouse	Area of 24㎡, comply with the national safety regulations	Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
Consumable Waster Warehouse	Area of 18㎡, comply with the national safety regulations	Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
ME Equipment Room	Area of 40㎡	Minicomputers processing equipment Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)

Production Equipment Spare Parts Warehouse	Area of 40㎡	Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
Power Spare Parts/Material Warehouses	Area of 32㎡	Shacks/B9 top storey (build by NeoPhotonics, Lessor to reserve the place)
Monitoring Center	Area of 20㎡	Shacks (build by NeoPhotonics, Lessor to reserve the place)

Exhibit 2B:

EXHIBIT 2B: DESIGN FLOOR PLAN

Location of Additional Factory Facilities Room

Design Floor Plan (1-5F)

Layout of  High-voltage Room and Supporting Concrete Construction：

Layout of Additional Factory Facilities Room：

EXHIBIT 3 ：Additional Equipments & Facilities Deposit Calculation and Return Plan

No.	Item	Depreciation years	Investment (RMB)	Deposit (RMB)	Deposit Return Schedule
1	High-voltage Room and Supporting Concrete Construction	5	980,000.00	78,400.00	Full returned to Lessee at 64thmonth of the Commencement Date
2	B9 Concrete Construction and Retrofit	5
3	Equipments Room Design Fee	5
4	Equipment Room (water chillers)	5
5	dual-circuits 1*1600KVA transformer, high and low voltage, Incoming and outcoming cabinets and measure cabinets	8	2,100,000.00	168,000.00	Full returned to Lessee at 100th month of the Commencement Date

6	Passenger Lift:800kg	8	450,000.00	36,000.00
7	Cargo Lift： 3000kg

EXHIBIT 4: LEASED PROPERTY HANDOVER CONDITION

Item	B9 workshop project
Main structure acceptance	Factory Facilities Acceptance Criteria	remarks	Actual construction delivery	Confirm
Main structure	Without leakage
Doors and windows	Without leakage and damage
power distribution house acceptance	Acceptance Criteria
Doors and windows	should be open outwardly, preventing small animals measures should be integrated
Lighting	illumination intensity should be not less than 250lx , accord with fireproof requirements, and the sign is obvious
卫生环境 Hygiene environment	无杂物，进出线孔洞应封堵完好 Without sundry, cavern should plugging intact

高压柜 high-voltage cabinet	安装端正，牢固，柜门及隔板封闭良好Install decently and firm, cabinet door and clapboard are well closed
低压柜 low voltage cabinet	配备绝缘板 Equipped with insulation board
发动机自动互锁转化柜 Automatic engine interlock transformation ark	动作准确 Movements accurately
电力供应 Power supply	采用双回路供电 dual-circuits power supply
电缆、保护、变压器电气设备及柴油发电机 Cable, protection, transformer electrical equipment and diesel generator	出厂测试，安装合格检验验收报告齐全 The factory test and install inspection report are complete.

power distribution house acceptance	Acceptance Criteria	Actual construction delivery	Confirm
Lighting	Illumination intensity should be not less than 200lx, should be installed one or more power socket
ventilation	Stale air shall not be discharged into room
Related material	Architectural layout, manufactured products quality certificate and lock device, speed device, safety clamp and buffer type test certificate copy
Fire control system acceptance	Acceptance Criteria	remarks
Related material	Provide fire control system design, the examination and approval, the completion acceptance certificate materials

Remarks：

1.	The afore-described conditions will be subject to the construction drawings that shall be confirmed by the Parties;
2.	The afore-described conditions may be subject to certain change or adjustment in accordance with the actual situation, and any such change or adjustment shall be subject to Parties’ mutual agreement.

EXHIBIT 5: REAL ESTATE CERTIFICATES

东府 国用（2005）第 转1143 号

| 土地使用权人 | 东莞安力科技园建造有限公司 | | | |
|---|---|---|---|---|
| 座落 | 长安镇上沙村 | | | |
| 地号 | 1912090700262 | 图号 | 519.50-373.75 | |
| 地类（用途） | 工业 | 取得价格 | | |
| 使用权类型 | 出让 | 终止日期 | 二〇五四年七月[illegible]日 | |
| 使用权面积 | 肆万壹仟柒佰零肆点肆 M | 其中 | 独用面积 | 肆万壹仟柒佰零肆点肆 M |
| | | | 分摊面积 | 零点零 M |

根据《中华人民共和国宪法》、《中华人民共和国土地管理法》和《中华人民共和国城市房地产管理法》等法律法规，为保护土地使用权人的合法权益，对土地使用权人申请登记的本证所列土地权利，经审查核实，准予登记，颁发此证。

东莞市人民政府（章）

2005年9月6日

土地登记专用章

# 宗地图

单位：m . m

宗地编号：1912090700262

地籍图号：519.50-373.75

权利人：东莞安力科技园建造有限公司

北
109.562
J4
J5
J6
J9
J10
J11
J2

绘图日期 2005.06.29　　比例尺1:2320　　绘图员：钟涵军

审核日期 2005.06.29　　审核员：

State-owned Land Use Certificate

Construction Land Planning Permit

## 中华人民共和国

# 建设用地规划许可证

编号 2004-13-00004

根据《中华人民共和国城市规划法》第三十一条规定，经审核，本用地项目符合城市规划要求，准予办理征用划拨土地手续。

特发此证

发证机关 东莞市规划局

日 期 2004年03月10日

| | |
|---|---|
| 用地单位 | 东莞安力科技园建造有限公司 |
| 用地项目名称 | 安力科技园B区 |
| 用地位置 | 长安镇安力科技园 |
| 用地面积 | 44702.444 平方米 |
| 附图及附件名称 | 附规划用地红线图号2004-13-00004 |

遵守事项：

一、本证是城市规划区内，经城市规划行政主管部门审核，许可用地的法律凭证。

二、凡未取得本证，而取得建设用地批准文件、占用土地的，批准文件无效。

三、未经发证机关审核同意，本证的有关规定不得变更。

四、本证自核发之日起，有效期为六个月，逾期未使用，本证自行失效。

Construction Engineering Planning Permit of B9

中华人民共和国

建设工程规划许可证

2006-13-10012

建字第　　　　　　　　号

根据《中华人民共和国城乡规划法》第四十条规定，经审核，本建设工程符合城乡规划要求，颁发此证。

发证机关　　东莞市城乡规划局

日　　期　　20[illegible]年 11 月 12 日

建设单位（个人）	东莞安力科技园建造有限公司
建设项目名称	安力科技园B区B9厂房
建设位置	长安镇安力科技园
建设规模	1幢5层共11774.1平方米

附图及附件名称

1、2008年8月14日验收换证。

2、遗失补发，原发证日期为2006年11月10日。

遵守事项

一、本证是经城乡规划主管部门依法审核，建设工程符合城乡规划要求的法律凭证。

二、未取得本证或不按本证规定进行建设的，均属违法建设。

三、未经发证机关许可，本证的各项规定不得随意变更。

四、城乡规划主管部门依法有权查验本证，建设单位（个人）有责任提交查验。

五、本证所需附图与附件由发证机关依法确定，与本证具有同等法律效力。

Final Acceptance of Construction of B9

EXHIBIT  6：Monthly Rent Payment Plan of Additional Equipment and Facilities

（96 months from 13th day of May, 2011）

#of Month	Total Amount of Payment Monthly	#of Month	Total Amount of Payment Monthly	#of Month	Amount of Payment Monthly
1	65,093.67	33	57,581.64	65	32,789.92
2	64,849.67	34	57,337.04	66	32,639.13
3	64,605.67	35	57,091.43	67	32,487.34
4	64,361.66	36	56,845.82	68	32,336.56
5	64,117.66	37	56,601.22	69	32,184.77
6	63,873.65	38	56,355.62	70	32,032.99
7	63,629.65	39	56,111.00	71	31,882.20
8	63,385.65	40	55,865.40	72	31,730.41
9	63,141.64	41	55,620.79	73	31,579.63
10	62,897.64	42	55,375.19	74	31,427.84
11	62,653.64	43	55,129.58	75	31,276.05
12	62,409.63	44	54,884.97	76	31,125.27
13	62,165.63	45	54,639.37	77	30,973.48
14	61,921.62	46	54,394.77	78	30,822.70
15	61,677.62	47	54,149.15	79	30,670.91
16	61,433.62	48	53,903.55	80	30,520.12
17	61,189.61	49	53,658.95	81	30,368.34
18	60,945.61	50	53,413.34	82	30,216.55
19	60,701.61	51	53,168.73	83	30,065.77
20	60,457.60	52	52,923.12	84	29,913.98

21	60,213.60	53	52,677.52	85	29,763.19
22	59,969.60	54	52,432.92	86	29,611.41
23	59,725.59	55	52,187.30	87	29,459.63
24	59,481.59	56	51,942.70	88	29,308.83
25	59,237.58	57	51,697.10	89	29,157.05
26	58,993.58	58	51,451.49	90	29,006.26
27	58,749.58	59	51,206.88	91	28,854.48
28	58,505.57	60	50,961.27	92	28,702.69
29	77,592.07	61	33,396.06	93	28,551.90
30	58,317.47	62	33,244.28	94	28,400.12
31	58,071.85	63	33,093.49	95	28,249.34
32	57,827.25	64	32,941.70	96	28,097.54

注明：

  1. 以上所指附属设备及设施与附录三所述的附属设备及设施的内容一致

  2. 以上表格中列出的各期（月）租金金额已经含附属设备设施的本金、利息和所有税金。

  3. 涉及到中国人民银行利率的调整，针对附属设备及设施部分的，经双方书面确认后，参照银行利率调整的惯例实施。

  4、涉及到当地政府税率政策的调整，针对附属设备及设施部分的，经双方书面确认后，遵照政府相关规定实施。

EXHIBIT 7

# 房屋租赁补充协议

**承租方：东莞新飞通光电子技术有限公司（以下简称“甲方”）**
企业法人注册号：441900400162776
法定代表人：张子宇 职务：董事长、总经理
住所：东莞市长安镇振安上沙村长南路南段安力科技园 B9 厂房 B 座
邮政编码：523867
项目联系人：程兴林职务：高级经理
电话：18925252277

**出租方：东莞安力科技园建造有限公司（以下简称“乙方”）**
企业法人注册号：441900400104128
法定代表人（负责人）：高金沛 职务：董事长
住所：东莞市长安镇上沙村长南路南段 邮政编码：523870
项目联系人：方俊晖 职务：高级经理
电话：076985417288、13922980202

**鉴于：**

甲乙双方于 2011 年 5 月 13 日签订了《房屋租赁合同》（合同编号为：执行版 2011-05-12，以下简称“原协议”），并且基于甲方的在东莞厂房具体使用情况的考虑，“原协议”中其他合同内容不变，仅对于“原协议”中的租赁内容进行增加，重新签署该房屋增项补充协议。（以下简称“补充协议”）。

为明确变更后的双方的权利义务，根据《中华人民共和国合同法》及相关的法律法规的规定，在平等互利，互谅互让的基础上达成如下

协议：

一、 新增租赁项目内容

乙方对 NDG B9 厂房一楼低压配电柜（出线柜）增加 5 个 630A 出线开关，并完成对原配电柜作相应的改造。

二、 增项费用及付款安排

1. 双方协商一致，根据本补充协议项下完成的合同第一条的项目增项内容，甲方需向乙方支付相应人民币总价为 ￥90,000.00 (大写： 玖万元整 ).
2. 付款方式为分期付款，详见附件一。
3. 在乙方全部增项工程全部完成，并且经过甲方书面验收完毕后，甲方在收到乙方正式发票后的 15 个工作日内开始付款。

三、增项的施工的设计责任由乙方全部承担。甲方只提出整体需求，乙方根据实际场地、经验满足甲方需求，设计图纸。乙方设计方案应提前报甲方备案，甲方无正当合理理由不得否决该等方案。

四、 效力

1. 除本补充协议中明确修改的条款之外，原协议的其余部分应继续有效，包括但不限于增加项目的质量标准，材料要求，验收标准等事项均应以原协议中确认的甲乙双方的权利义务为准。本补充

协议生效后，即为不可分割的组成部分，与原协议具有同等的法律效力。

2. 本协议一式两份，双方各执一份，具有同等的法律效力。

甲方：东莞新飞通光电子技术有限公司

授权签字人：

日期：2013.9.12.

乙方：

授权签字人：

日期：

| | |
|---|---|
| 投资额 | 90000 |
| 年利率 | 6. 50% |
| 税率 | 5. 70% |

| 时间(2014年~2019年) | 剩余本金 | 当期还本 | 当期利息 | 税前本息 | 含税本息 |
|---|---|---|---|---|---|
| Jan-14 | 90,000.00 | 1,323.53 | 487.50 | 1,811.03 | 1,920.50 |
| Feb-14 | 88,676.47 | 1,323.53 | 480.33 | 1,803.86 | 1,912.90 |
| Mar-14 | 87,352.94 | 1,323.53 | 473.16 | 1,796.69 | 1,905.29 |
| Apr-14 | 86,029.41 | 1,323.53 | 465.99 | 1,789.52 | 1,897.69 |
| May-14 | 84,705.88 | 1,323.53 | 458.82 | 1,782.35 | 1,890.09 |
| Jun-14 | 83,382.35 | 1,323.53 | 451.65 | 1,775.18 | 1,882.49 |
| Jul-14 | 82,058.82 | 1,323.53 | 444.49 | 1,768.01 | 1,874.88 |
| Aug-14 | 80,735.29 | 1,323.53 | 437.32 | 1,760.85 | 1,867.28 |
| Sep-14 | 79,411.76 | 1,323.53 | 430.15 | 1,753.68 | 1,859.68 |
| Oct-14 | 78,088.24 | 1,323.53 | 422.98 | 1,746.51 | 1,852.08 |
| Nov-14 | 76,764.71 | 1,323.53 | 415.81 | 1,739.34 | 1,844.47 |
| Dec-14 | 75,441.18 | 1,323.53 | 408.64 | 1,732.17 | 1,836.87 |
| Jan-15 | 74,117.65 | 1,323.53 | 401.47 | 1,725.00 | 1,829.27 |
| Feb-15 | 72,794.12 | 1,323.53 | 394.30 | 1,717.83 | 1,821.67 |
| Mar-15 | 71,470.59 | 1,323.53 | 387.13 | 1,710.66 | 1,814.06 |
| Apr-15 | 70,147.06 | 1,323.53 | 379.96 | 1,703.49 | 1,806.46 |
| May-15 | 68,823.53 | 1,323.53 | 372.79 | 1,696.32 | 1,798.86 |
| Jun-15 | 67,500.00 | 1,323.53 | 365.63 | 1,689.15 | 1,791.26 |
| Jul-15 | 66,176.47 | 1,323.53 | 358.46 | 1,681.99 | 1,783.65 |
| Aug-15 | 64,852.94 | 1,323.53 | 351.29 | 1,674.82 | 1,776.05 |
| Sep-15 | 63,529.41 | 1,323.53 | 344.12 | 1,667.65 | 1,768.45 |
| Oct-15 | 62,205.88 | 1,323.53 | 336.95 | 1,660.48 | 1,760.85 |
| Nov-15 | 60,882.35 | 1,323.53 | 329.78 | 1,653.31 | 1,753.24 |
| Dec-15 | 59,558.82 | 1,323.53 | 322.61 | 1,646.14 | 1,745.64 |
| Jan-16 | 58,235.29 | 1,323.53 | 315.44 | 1,638.97 | 1,738.04 |
| Feb-16 | 56,911.76 | 1,323.53 | 308.27 | 1,631.80 | 1,730.44 |
| Mar-16 | 55,588.24 | 1,323.53 | 301.10 | 1,624.63 | 1,722.83 |
| Apr-16 | 54,264.71 | 1,323.53 | 293.93 | 1,617.46 | 1,715.23 |
| May-16 | 52,941.18 | 1,323.53 | 286.76 | 1,610.29 | 1,707.63 |
| Jun-16 | 51,617.65 | 1,323.53 | 279.60 | 1,603.13 | 1,700.03 |
| Jul-16 | 50,294.12 | 1,323.53 | 272.43 | 1,595.96 | 1,692.42 |
| Aug-16 | 48,970.59 | 1,323.53 | 265.26 | 1,588.79 | 1,684.82 |
| Sep-16 | 47,647.06 | 1,323.53 | 258.09 | 1,581.62 | 1,677.22 |
| Oct-16 | 46,323.53 | 1,323.53 | 250.92 | 1,574.45 | 1,669.62 |
| Nov-16 | 45,000.00 | 1,323.53 | 243.75 | 1,567.28 | 1,662.01 |
| Dec-16 | 43,676.47 | 1,323.53 | 236.58 | 1,560.11 | 1,654.41 |
| Jan-17 | 42,352.94 | 1,323.53 | 229.41 | 1,552.94 | 1,646.81 |
| Feb-17 | 41,029.41 | 1,323.53 | 222.24 | 1,545.77 | 1,639.21 |
| Mar-17 | 39,705.88 | 1,323.53 | 215.07 | 1,538.60 | 1,631.60 |
| Apr-17 | 38,382.35 | 1,323.53 | 207.90 | 1,531.43 | 1,624.00 |
| May-17 | 37,058.82 | 1,323.53 | 200.74 | 1,524.26 | 1,616.40 |
| Jun-17 | 35,735.29 | 1,323.53 | 193.57 | 1,517.10 | 1,608.80 |
| Jul-17 | 34,411.76 | 1,323.53 | 186.40 | 1,509.93 | 1,601.19 |
| Aug-17 | 33,088.24 | 1,323.53 | 179.23 | 1,502.76 | 1,593.59 |
| Sep-17 | 31,764.71 | 1,323.53 | 172.06 | 1,495.59 | 1,585.99 |
| Oct-17 | 30,441.18 | 1,323.53 | 164.89 | 1,488.42 | 1,578.39 |
| Nov-17 | 29,117.65 | 1,323.53 | 157.72 | 1,481.25 | 1,570.78 |
| Dec-17 | 27,794.12 | 1,323.53 | 150.55 | 1,474.08 | 1,563.18 |

附录八

EXHIBIT  8

009 AnLi_LeaseAgr_AddElectricPower_20131224.pdf - Adobe Acrobat Pro
文件(F) 编辑(E) 视图(V) 窗口(W) 帮助(H)
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# 《房屋租赁合同》补充协议

## ——关于 NDG B9 备用电缆条款及相关条款变更

**出租方：东莞安力科技园建造有限公司（以下简称“甲方”）**
**企业法人注册号：441900400104128**
**法定代表人（负责人）：高金沛 职务：董事长**
**住所：东莞市长安镇上沙村长南路南段 邮政编码：523870**
**项目联系人：________ 职务：________**
**电话：________**

**承租方：东莞新飞通光电子技术有限公司（以下简称“乙方”）**
企业法人注册号：441900400162776
法定代表人：张子宇 职务：董事长、总经理
住所：东莞市长安镇振安上沙村长南路南段安力科技园 B9 厂房 B 座
邮政编码：523867
项目联系人： 职务：________
电话：________

**鉴于：**

1. 甲乙双方签订的《房屋租赁合同》（合同号：执行版 2011-05-12，以下简称“《租赁合同》”）规定甲方需为乙方按照 240mm² 双电缆的规格安装并提供给乙方使用，以保证租赁物厂房的高可靠供电性。

2. 从 2011 年 9 月起乙方按照《租赁合同》开始履行义务支付相关款项（含 240mm² 规格电缆租金），但至本补充协议签订之日甲方仍未按照《租赁合同》为乙方安装并提供合同所规定 240mm² 规格的电缆。

3. 在乙方不知情的情况下，甲方将合同规定 240mm² 电缆改为 95mm²

16:59
2016/5/11

电缆，高压电缆型号与合同图纸不符。甲方随即对备用电缆进行了接线端拆除，等待重新更换 240$mm^2$ 电缆。

为解决以上问题，根据《中华人民共和国合同法》及相关的法律法规的规定，甲乙双方在平等互利，互谅互让的基础上达成如下协议：

一、 电缆变更

1、乙方同意使用 95$mm^2$ 电缆，甲方不必再实际更换为 240$mm^2$ 电缆。

2、甲方应于 2013 年 12 月 31 日前将 95$mm^2$ 电缆重新接通供电，并完成双电源供电调试。

3、关于供电公司收取 160 元/KVA 双电源供电费用问题，待供电公司正式通知后由双方另行协商解决。

二、 费用变更及付款安排

1. 收到甲方发票后的 15 个工作日内，乙方向甲方支付 95 $mm^2$ 电缆的全部余款即人民币壹万玖仟零贰拾玖（RMB19,029）元（含税价）。
2. 双方确认，乙方之前按照 240$mm^2$ 双电缆的规格所预计支付的对价中的相应款项（《租赁合同》中约定 240$mm^2$ 电缆的余款），甲方应无条件扣除。扣除的方式为，甲方从出租月份的收款计划中扣除，具体扣除方法见附件一。

三、 法律效力

1. 甲方保证将严格遵守《租赁协议》及本补充协议，如有再次违约，乙方有权根据实际损失索赔并要求甲方退还全部已付租金并径直解除租赁合同。
2. 除本协议所涉变更以外，其余权利义务仍以《租赁合同》为准。
3. 本协议一式两份，双方各执一份，具有同等的法律效力。

甲方：

授权签字人：

日期：

乙方：东莞新飞通光电子技术有限公司

授权签字人：

日期：

附件一：电缆变更每月租金付款扣除方案

| 日期（月-年） | 需从后续每月租金中扣除金额（含税） | 日期（月-年） | 需从后续每月租金中扣除金额（含税） |
|---|---|---|---|
| Jan-2014 | 1,619 | Dec-2016 | 1,395 |
| Feb-2014 | 1,613 | Jan-2017 | 1,389 |
| Mar-2014 | 1,607 | Feb-2017 | 1,382 |
| Apr-2014 | 1,600 | Mar-2017 | 1,376 |
| May-2014 | 1,594 | Apr-2017 | 1,369 |
| Jun-2014 | 1,587 | May-2017 | 1,363 |
| Jul-2014 | 1,581 | Jun-2017 | 1,357 |
| Aug-2014 | 1,575 | Jul-2017 | 1,350 |
| Sep-2014 | 1,568 | Aug-2017 | 1,344 |
| Oct-2014 | 1,562 | Sep-2017 | 1,337 |
| Nov-2014 | 1,555 | Oct-2017 | 1,331 |
| Dec-2014 | 1,549 | Nov-2017 | 1,325 |
| Jan-2015 | 1,542 | Dec-2017 | 1,318 |
| Feb-2015 | 1,536 | Jan-2018 | 1,312 |
| Mar-2015 | 1,530 | Feb-2018 | 1,305 |
| Apr-2015 | 1,523 | Mar-2018 | 1,299 |
| May-2015 | 1,517 | Apr-2018 | 1,292 |
| Jun-2015 | 1,510 | May-2018 | 1,286 |
| Jul-2015 | 1,504 | Jun-2018 | 1,280 |
| Aug-2015 | 1,498 | Jul-2018 | 1,273 |
| Sep-2015 | 1,491 | Aug-2018 | 1,267 |
| Oct-2015 | 1,485 | Sep-2018 | 1,260 |
| Nov-2015 | 1,478 | Oct-2018 | 1,254 |
| De-2015 | 1,472 | Nov-2018 | 1,248 |
| Jan-2016 | 1,466 | Dec-2018 | 1,241 |
| Feb-2016 | 1,459 | Jan-2019 | 1,235 |
| Mar-2016 | 1,453 | Feb-2019 | 1,228 |
| Apr-2016 | 1,446 | Mar-2019 | 1,222 |
| May-2016 | 1,440 | Apr-2019 | 1,216 |
| Jun-2016 | 1,434 | May-2019 | 1,209 |
| Jul-2016 | 1,427 | Jun-2019 | 1,203 |
| Aug-2016 | 1,421 | Jul-2019 | 1,196 |
| Sep-2016 | 1,414 | Aug-2019 | 1,190 |
| Oct-2016 | 1,408 | | |
| Nov-2016 | 1,401 | | |